UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

HealthEquity, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders HEALTHEQUITY, INC. To Be Held On: June 21, 2018 at 10:00 a.m. Eastern Time at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 6/11/18. Please visit http://www.astproxyportal.com/ast/19522/, where the following materials are available for viewing: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the Annual Meeting. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a paper copy of the materials, which will include a proxy card, by following the instructions above. TO VOTE: registered public accounting firm for our fiscal year ending January 31, 2019. named executive officers. standard for uncontested director elections. by-laws to eliminate the supermajority voting requirements therein. 1. Election of ten directors to serve until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified: NOMINEES: Robert W. Selander Jon Kessler Stephen D. Neeleman, M.D. Frank A. Corvino Adrian T. Dillon Evelyn Dilsaver Debra McCowan Frank T. Medici Ian Sacks Gayle Wellborn Please note that you cannot use this notice to vote by mail. 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent 3. To approve, on a non-binding, advisory basis, the fiscal 2018 compensation of our 4. To approve the proposed amendment to our by-laws to adopt a majority voting 5. To approve the proposed amendments to our certificate of incorporation and 6. To approve the proposed amendments to our certificate of incorporation and by-laws to permit, in certain circumstances, a special meeting of stockholders to be called by stockholders holding 25% or more of our common stock. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3, 4, 5 AND 6. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER

ANNUAL MEETING OF STOCKHOLDERS OF

HEALTHEQUITY, INC.

June 21, 2018

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e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19522/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

21030303030300000000 6 062118

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of ten directors to serve until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Robert W. Selander
- ○ Jon Kessler
- ○ Stephen D. Neeleman, M.D.
- ○ Frank A. Corvino
- ○ Adrian T. Dillon
- ○ Evelyn Dilsaver
- ○ Debra McCowan
- ○ Frank T. Medici
- ○ Ian Sacks
- ○ Gayle Wellborn

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2019.	☐	☐	☐
3. To approve, on a non-binding, advisory basis, the fiscal 2018 compensation of our named executive officers.	☐	☐	☐
4. To approve the proposed amendment to our by-laws to adopt a majority voting standard for uncontested director elections.	☐	☐	☐
5. To approve the proposed amendments to our certificate of incorporation and by-laws to eliminate the supermajority voting requirements therein.	☐	☐	☐
6. To approve the proposed amendments to our certificate of incorporation and by-laws to permit, in certain circumstances, a special meeting of stockholders to be called by stockholders holding 25% or more of our common stock.	☐	☐	☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.